UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 — REGULATION FD
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 7.01 — REGULATION FD

On January 10, 2011, Calpine Corporation announced the pricing of $1.2 billion in aggregate principal amount of its 7.875% Senior Secured Notes due 2023 in a private placement.  A copy of the press release is being furnished as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated January 10, 2011.*
__________
*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ JIM D. DEIDIKER
Jim. D. Deidiker
Senior Vice President and
Chief Accounting Officer

Date: January 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated January 10, 2011.*
__________
*	Furnished herewith.

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